Exhibit 99.2

[ILLEGIBLE]
[ILLEGIBLE]	July 7, 2005.

/s/ Stephen V. Callaway
STEPHEN V. CALLAWAY
UNITED STATES BANKRUPTCY JUDGE

UNITED STATES BANKRUPTCY COURT

WESTERN DISTRICT OF LOUISIANA

SHREVEPORT DIVISION

IN RE:	CASE NO. 04-13259

HOLLYWOOD CASINO	JOINTLY ADMINISTERED
SHREVEPORT, et al.
Debtors	CHAPTER 11

Supplemental Confirmation Order

On July 6, 2005, this Court entered its Order Under 11 U.S.C. § 1129(a) and (b) and Fed. R. Bankr. P. 3020 Confirming Joint Plan of the Debtors and the Bondholder Committee (Docket No. 867) (the “Confirmation Order”). Exhibit A to the Confirmation Order is an integral part of the Confirmation Order, but was not attached to the entered Confirmation Order. Based thereon, the Court ORDERS:

1,             Exhibit A hereto shall constitute Exhibit A to the Confirmation Order. Exhibit A is hereby incorporated into and is an integral part of the Confirmation Order as if it had been attached thereto.

###

2

This order was prepared and is being submitted by:

/s/ R. Patrick Vance
R. PATRICK VANCE (Bar No. 13008) CORINNE G. HUFFT (Bar No. 26892) Jones, Walker, Waechter, Poitevent,
Carrère & Denègre, L.L.P.
201 St. Charles Avenue, 49th Floor New Orleans, Louisiana 70170-5100 Telephone: (504) 582-8000 Facsimile: (504) 582-8010

-and-

Pro Hac Vice
RICHARD LEVIN
GLENN WALTER
Skadden, Arps, Slate, Meagher & Flom LLP
300 South Grand Avenue, Suite 3400
Los Angeles, California 90071
Telephone: (213) 687-5000
Facsimile: (213) 687-5600

Counsel for Debtors and Debtors in Possession

3

Exhibit A

1.                                       Lien and Privilege asserted by Best Supply, Inc. against Hollywood Casino Shreveport, et al, dated August 23, 2000, recorded in the records of Caddo Parish in Mortgage Book 3016, Page 310, Registry No. 1717664, and in the records of Bossier Parish in Mortgage Book 1033, Page 572, Registry No. 708467, purportedly securing a principal debt in the amount of $187,303.44;

2.                                       Statement of Claim and Privilege filed pursuant to the Louisiana Private Works Act asserting a claim in favor of Wilhite Electric Co., Inc. against Hollywood Casino Shreveport, et al, dated February 16, 2001, recorded in the records of Caddo Parish in Mortgage Book 3074, Page 505, Registry No. 1737819, and dated February 23, 2001, in the records of Bossier Parish in Mortgage Book 1056, Page 499, Registry No. 718273, asserting a claim in the principal amount of $882,826.80;

3.                                       Materialman’s Lien asserting a claim in favor of American Tile & Marble, Inc. against Hollywood Casino Shreveport, et al, dated March 22, 2001, recorded in the mortgage records of Caddo Parish, Louisiana, in Mortgage Book 3089, Page 638, Registry No. 1742150, and in the records of Bossier Parish, Louisiana, in Mortgage Book 1063, Page 133, Registry 720300;

4.                                       Notice of Pendency of Action referring to suit styled Cleveland Construction, Inc. v. Broadmoor Anderson, et al, Civil Action V-00-1597, United States District Court for the Western District of Louisiana, Shreveport Division, which Notice of Pendency of Action is filed in the records of Caddo Parish, Louisiana, in Mortgage Book 3141, Page 680, Registry No. 1756757, and in the records of Bossier Parish, Louisiana, in Mortgage Book 1083, Page 224, Registry No. 726606;

5.                                       Notice of Lis Pendens of litigation to have reinstated, recognized, maintained, and enforced Statement of Claim or Privilege/Labor and Material Lien, such Notice of Lis Pendens recorded in the mortgage records of Caddo Parish, Louisiana, in Mortgage Book 3371, Page 461, Registry No. 1814777, and again in Mortgage Book 3371, Page 685, Registry No. 1814840; and in the mortgage records of Bossier Parish, Louisiana, in Mortgage Book 1174, page 384, Registry No. 753920;

6.                                       Notice of Pendency of Action referring to  litigation styled  Blount Bros. Construction, Inc. v. Hollywood Casino Shreveport, et al, filed under Docket No. 464,501-C in the First Judicial District Court for Caddo Parish, Louisiana, and No. 108,339 in the 26th Judicial District Court for Bossier Parish, Louisiana, such Notice of Pendency of Action filed in the records of Caddo Parish, Louisiana, under Registry Number 1787343;

7.                                       Notice of Lis Pendens furnishing notice of litigation styled Wilhite Electric Co., Inc. v. Hollywood Casino Shreveport, et al, filed under Docket No. 464559 of the First Judicial District Court for Caddo Parish, Louisiana, said Notice of Lis Pendens filed in the records of Caddo Parish in Mortgage Book 3268, Page 52, Registry No. 1787679, and in the records of Bossier Parish in Mortgage Book 1133, Page 183, Registry No. 741372;

8.                                       Notice of Lis Pendens furnishing notice of litigation styled Terry’s Roofing & Sheet Metal, Inc. v. Hollywood Casino Shreveport, et al, filed under Case No. 464930-A of the First Judicial District Court for Caddo Parish, Louisiana, said Notice of Lis Pendens filed in the Mortgage Book 3276, Page 339, Registry No. 1789796 of the records of Caddo Parish, Louisiana;

9.                                       Notice of Lis Pendens furnishing notice of litigation styled American Tile & Marble, Inc. v. Hollywood Casino Shreveport, et al, Docket No. 465335-A in the First Judicial District Court for Caddo Parish, Louisiana, said Notice of Lis Pendens recorded in the records of Caddo Parish, Louisiana, in Mortgage Book 3286, Page 102, Registry No. 1792192; and in the records of Bossier Parish, in Mortgage Book 1142, Page 475, Registry No. 744091.

10.                                 Pari Passu Intercreditor Agreement dated as of June 15, 2001, among State Street Bank & Trust Company and Hollywood Casino Shreveport, recorded in the records of Caddo Parish in Mortgage Book 3156, Page 104, Registry No. 1760564;

11.                                 FF&E Intercreditor Agreement dated as of June 15, 2001, among State Street Bank and Trust Company and Hollywood Casino, recorded in the records of Caddo Parish in Mortgage Book 3156, Page 116, Registry No. 1760565;

12.                                 Notice of Pendency of Action by Blount Brothers Construction, Inc. against Hollywood Casino Shreveport et al, recorded in Mortgage Book 1132, Page 493, Registry Number 741145 of the records of Bossier Parish, Louisiana;

13.                                 Judgment, dated September 24, 2003, against Hollywood Casino Shreveport in favor of Ivan Smith Furniture Company, in the principal amount of $1,171.17, recorded in Mortgage Book 1323, Page 521, Registry Number 789389 of the records of Bossier Parish, Louisiana, and in Mortgage Book 3709, page 296, Registry Number 1886273 of the records of Caddo Parish, Louisiana; and

14.                                 Any involuntary lien, claim or charge of any kind or nature that encumbers or otherwise impairs title of Hollywood Casino Shreveport to the vessel named “Hollywood Dreams” having United States Coast Guard Official Number 1099497, or which otherwise gives rise to an in rem claim against such vessel itself, including without limitation any and all maritime liens affecting the vessel other than the Amended and Restated First Preferred Ship Mortgage in favor of the holders of the New Notes issued under the Amended and Restated New Note Indenture contemplated by this Order.

15.                                 UCC-1 Financing Statement given by Hollywood Casino Shreveport in favor of Hibernia Bank filed in Caddo Parish on January 23, 2001 as file number 09-9944630.

16.                                 UCC-1 Financing Statement given by Hollywood Casino Shreveport in favor of First Security Bank Trust Company of Nevada filed in Caddo Parish on April 10, 2000 as file number 09-986562.

17.                                 UCC-1 Financing Statement given by Hollywood Casino Shreveport in favor of First Security Bank Trust Company of Nevada filed in Caddo Parish on April 10, 2000 as file number 09-986563.